-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): January 18, 2005


                     BEAR STEARNS ASSET BACKED FUNDING II INC
                          Whole Auto Loan Trust 2003-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-107577-01                22-3863780
--------------------------------------------------------------------------------
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust 2003-1. This report and exhibit is being filed, pursuant to the terms of agreements dated October 7, 2003.

     On October 7, 2003, Bear Stearns Asset Backed Funding II Inc. entered into an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding II Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2003-1 (the "Trust"). Also on October 7, 2003, the Trust entered into
(1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding II Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     Additionally on October 7, 2003 Bear Stearns Asset Backed Funding II Inc. entered into (1) a Receivables Purchase Agreement (the "WALT Receivables Purchase Agreement"), between Whole Auto Loan Trust as seller, and Bear Stearns Asset Backed Funding II Inc., as purchaser, (2) a Receivables Purchase Agreement (the "ALFT 2002-1 Receivables Purchase Agreement"), between Auto Loan Funding Trust 2002-1, as seller and Bear Stearns Asset Backed Funding II Inc., as purchaser, (3) a Receivables Purchase Agreement (the "ALFT II Receivables Purchase Agreement"), between Auto Loan Funding Trust II, as seller and Bear
Stearns Asset Backed Funding II Inc., as purchaser and (4) a Receivables Purchase Agreement (the "ALFT IV Receivables Purchase Agreement" together with the WALT Receivables Purchase Agreement, the ALFT 2002-1 Receivables Purchase Agreement, and the ALFT II Receivables Purchase Agreement, the "Receivables Purchase Agreements"), between Auto Loan Funding Trust IV, as seller and Bear Stearns Asset Backed Funding II Inc., as purchaser.

    On January 18, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on January 18, 2005 as Exhibit 99.1.

Whole Auto Loan Trust 2003-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank, N.A.
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  January 19, 2005                By: /s/ Michael A. Smith
                                        -----------------------------
                                        Michael A. Smith
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2003-1
                        Statement to Certificateholders
                                January 18, 2005


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL            BEGINNING                                                                    ENDING
               FACE               PRINCIPAL                                                                    PRINCIPAL
   CLASS       VALUE              BALANCE            PRINCIPAL        INTEREST           TOTAL                 BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A2A        834,000,000.00      285,345,037.99    62,854,002.37           332,902.54         63,186,904.91        222,491,035.62
A2B         20,000,000.00        6,842,806.67     1,507,290.23            21,041.63          1,528,331.86          5,335,516.44
A3A        160,875,000.00      160,875,000.00             0.00           246,675.00            246,675.00        160,875,000.00
A3B        273,250,000.00      273,250,000.00             0.00           453,139.58            453,139.58        273,250,000.00
A3C        160,875,000.00      160,875,000.00             0.00           288,234.38            288,234.38        160,875,000.00
A4         462,605,000.00      462,605,000.00             0.00           994,600.75            994,600.75        462,605,000.00
B           69,520,000.00       52,375,553.84     2,497,389.40            97,767.70          2,595,157.10         49,878,164.44
C           27,805,000.00       20,950,221.54       998,955.77            54,645.16          1,053,600.93         19,951,265.77
D           69,520,000.00       45,517,348.77     3,496,345.17           227,586.74          3,723,931.91         42,021,003.60
CERT                 0.00                0.00             0.00         4,207,210.30          4,207,210.30                  0.00
TOTALS   2,836,450,000.00    1,468,635,968.81    71,353,982.94         6,923,803.78         78,277,786.72      1,397,281,985.87
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                              ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL      CLASS        RATE
-----------------------------------------------------------------------------------------------------------------------------------
A1      96683MAH6          0.00000000      0.00000000      0.00000000     0.00000000          0.00000000      A1          1.100000 %
A2A     96683MAJ2        342.14033332     75.36451124      0.39916372    75.76367495        266.77582209      A2A         1.400000 %
A2B     96683MAQ6        342.14033350     75.36451150      1.05208150    76.41659300        266.77582200      A2B         3.690000 %
A3A     96683MAR4      1,000.00000000      0.00000000      1.53333333     1.53333333      1,000.00000000      A3A         1.840000 %
A3B     96683MAK9      1,000.00000000      0.00000000      1.65833332     1.65833332      1,000.00000000      A3B         1.990000 %
A3C     96683MAS2      1,000.00000000      0.00000000      1.79166670     1.79166670      1,000.00000000      A3C         2.150000 %
A4      96683MAL7      1,000.00000000      0.00000000      2.15000000     2.15000000      1,000.00000000      A4          2.580000 %
B       96683MAM5        753.38828884     35.92332278      1.40632480    37.32964758        717.46496605      B           2.240000 %
C       96683MAN3        753.46957526     35.92719906      1.96529977    37.89249883        717.54237619      C           3.130000 %
D       96683MAP8        654.73746792     50.29265204      3.27368728    53.56633933        604.44481588      D           6.000000 %
TOTALS                   517.77255683     25.15608699      2.44101034    27.59709733        492.61646984
-----------------------------------------------------------------------------------------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Xandrea H Powell
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5428
                              Fax: (212) 623-5933
                        Email: xandrea.powell@chase.com
             ------------------------------------------------------




   RECEIVABLES
                           Beginning Receivables Balance                                                         1,572,204,070.44
                           Ending Receivables Balance                                                            1,495,972,151.58
                           Beginning Number of Contracts                                                                  119,055
                           Ending Number of Contracts                                                                     114,862

   COLLECTIONS
                           Interest:
                           Interest Collections                                                                      5,013,886.90
                           Reinvestment Income                                                                         119,029.19
                           Repurchased Loan Proceeds Related to Interest                                                 1,677.70
                           Total Interest Collections                                                                5,134,593.79

                           Principal:
                           Principal Collections                                                                    48,322,623.33
                           Prepayments in Full                                                                      23,987,461.68
                           Repurchased Loan Proceeds Related to Principal                                              530,716.13
                           Total Principal Collections                                                              72,840,801.14

                           Recoveries and Liquidation Proceeds                                                       1,638,765.27

                           Total Collections                                                                        79,614,160.20

                           Principal Losses for Collection Period                                                    3,391,117.72

   DISTRIBUTIONS
   Fees:
                           Receivable Servicers                                                                      1,310,170.06
                           Data Administration and Reporting Fees:                                                      26,203.40
                           Other Fees:                                                                                       0.00
                           Total Fees:                                                                               1,336,373.46

   Interest Distribution Amounts
                           Interest Due - Class A-1                                                                          0.00
                           Interest Paid - Class A-1                                                                         0.00
                           Shortfall - Class A-1                                                                             0.00
                           Carryover Shortfall - Class A-1                                                                   0.00
                           Change in Carryover Shortfall - Class A-1                                                         0.00

                           Interest Due - Class A-2a                                                                   332,902.54
                           Interest Paid - Class A-2a                                                                  332,902.54
                           Shortfall - Class A-2a                                                                            0.00
                           Carryover Shortfall - Class A-2a                                                                  0.00
                           Change in Carryover Shortfall - Class A-2a                                                        0.00

                           Interest Due - Class A-2b                                                                    21,041.63
                           Interest Paid - Class A-2b                                                                   21,041.63
                           Shortfall - Class A-2b                                                                            0.00
                           Carryover Shortfall - Class A-2b                                                                  0.00
                           Change in Carryover Shortfall - Class A-2b                                                        0.00

                           Interest Due - Class A-3a                                                                   246,675.00
                           Interest Paid - Class A-3a                                                                  246,675.00
                           Shortfall - Class A-3a                                                                            0.00
                           Carryover Shortfall - Class A-3a                                                                  0.00
                           Change in Carryover Shortfall - Class A-3a                                                        0.00

                           Interest Due - Class A-3b                                                                   453,139.58
                           Interest Paid - Class A-3b                                                                  453,139.58
                           Shortfall - Class A-3b                                                                            0.00
                           Carryover Shortfall - Class A-3b                                                                  0.00
                           Change in Carryover Shortfall - Class A-3b                                                        0.00

                           Interest Due - Class A-3c                                                                   288,234.38
                           Interest Paid - Class A-3c                                                                  288,234.38
                           Shortfall - Class A-3c                                                                            0.00
                           Carryover Shortfall - Class A-3c                                                                  0.00
                           Change in Carryover Shortfall - Class A-3c                                                        0.00

                           Interest Due - Class A-4                                                                    994,600.75
                           Interest Paid - Class A-4                                                                   994,600.75
                           Shortfall - Class A-4                                                                             0.00
                           Carryover Shortfall - Class A-4                                                                   0.00
                           Change in Carryover Shortfall - Class A-4                                                         0.00

                           Interest Due - Class B                                                                       97,767.70
                           Interest Paid - Class B                                                                      97,767.70
                           Shortfall - Class B                                                                               0.00
                           Carryover Shortfall - Class B                                                                     0.00
                           Change in Carryover Shortfall - Class B                                                           0.00

                           Interest Due - Class C                                                                       54,645.16
                           Interest Paid - Class C                                                                      54,645.16
                           Shortfall - Class C                                                                               0.00
                           Carryover Shortfall - Class C                                                                     0.00
                           Change in Carryover Shortfall - Class C                                                           0.00

                           Interest Due - Class D                                                                      227,586.74
                           Interest Paid - Class D                                                                     227,586.74
                           Shortfall - Class D                                                                               0.00
                           Carryover Shortfall - Class D                                                                     0.00
                           Change in Carryover Shortfall - Class D                                                           0.00

                           Interest Due - Total                                                                      2,716,593.48
                           Interest Paid - Total (Includes Certificates)                                             6,923,803.78
                           Shortfall - Total                                                                                 0.00
                           Carryover Shortfall - Total                                                                       0.00
                           Change in Carryover Shortfall - Total                                                             0.00

   Principal Allocations
                           First Allocation of Principal                                                                     0.00
                           Second Allocation of Principal                                                                    0.00
                           Third Allocation of Principal                                                                     0.00
                           Regular Principal Allocation                                                             71,353,982.94
                           Total Principal Allocations                                                              71,353,982.94

   Principal Distribution Amounts
                           Principal Distribution - Class A-1                                                                0.00
                           Principal Distribution - Class A-2a                                                      62,854,002.37
                           Principal Distribution - Class A-2b                                                       1,507,290.23
                           Principal Distribution - Class A-3a                                                               0.00
                           Principal Distribution - Class A-3c                                                               0.00
                           Principal Distribution - Class A-3b                                                               0.00
                           Principal Distribution - Class A-4                                                                0.00
                           Principal Distribution - Class B                                                          2,497,389.40
                           Principal Distribution - Class C                                                            998,955.77
                           Principal Distribution - Class D                                                          3,496,345.17

                           Certificate Distribution                                                                  4,207,210.30

   Total Distribution                                                                                               79,614,160.18

   PORTFOLIO INFORMATION
                           Weighted Average Coupon                                                                         3.87 %
                           Weighted Average Original Term (months)                                                          61.22
                           Weighted Average Remaining Term                                                                  35.36
                           Weighted Average Age (months)                                                                    25.86
                           Remaining Number of Receivables                                                                114,862
                           Portfolio Receivable Balance (end of period)                                          1,495,972,151.58
                                                 Discount Receivables                                            1,025,593,965.11
                                                 Non-Discount Receivables                                          399,496,447.37
                           Adjusted Portfolio Receivable Balance (end of period)                                 1,425,090,412.48

   OVERCOLLATERALIZATION INFORMATION
                           Overcollateralization Amount                                                             27,808,426.61
                           Target Level of Overcollateralization                                                    27,808,426.61

   NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                           Total Principal Losses for Collection Period                                              3,391,117.72
                           Recoveries and Liquidation Proceeds                                                       1,638,765.27
                           Net Losses for Collection Period                                                          1,752,352.45
                           Net Loss Rate for Collection Period(annualized)                                               1.3375 %
                           Cumulative Net Losses for all Periods($)                                                 19,587,304.81
                           Cumulative Net Losses for all Periods(% of original portfolio)                                0.6625 %

                           Delinquent Receivables
                           Number of Contracts
                           31 - 60 Days Delinquent                                                                          2,122
                           61 - 90 Days Delinquent                                                                            259
                           91 - 120 Days Delinquent                                                                            72
                           Over 120 Days Delinquent                                                                           209
                           Sub Total                                                                                        2,662
                           Repossesions (# of vehicles)                                                                       234
                           Total Number of Delinquencies and Repossesions                                                   2,896

                           $ Amount of Delinquency
                           31 - 60 Days Delinquent                                                                  29,013,363.77
                           61 - 90 Days Delinquent                                                                   3,825,054.53
                           91 - 120 Days Delinquent                                                                  1,017,215.50
                           Over 120 Days Delinquent                                                                  3,292,840.43
                           Sub Total                                                                                37,148,474.23
                           Repossesions                                                                              3,475,099.89
                           Total Amount of Delinquencies and Repossesions                                           40,623,574.12

                           % of End Period Balance
                           31 - 60 Days Delinquent                                                                       1.9394 %
                           61 - 90 Days Delinquent                                                                       0.2557 %
                           91 - 120 Days Delinquent                                                                      0.0680 %
                           Over 120 Days Delinquent                                                                      0.2201 %
                           Sub Total                                                                                     2.4832 %
                           Repossesions                                                                                  0.2323 %
                           Total % of Delinquencies and Repossesions                                                     2.7155 %


                           Monthly Net Loss Rate:
                           Current Collection Period                                                                     0.1115 %
                           Preceding Collection Period                                                                   0.0952 %
                           Second Preceding Collection Period                                                            0.0827 %
                           Three Month Average                                                                           0.0965 %
                           Annualized Average Net Loss Rate                                                              1.1580 %

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

